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[BANK ONE LOGO]

LEASE SCHEDULE NO.: 1000100084                          FINANCING LEASE
                    ----------                          (Per Diem Interim Rent)

Master Lease Agreement dated 2/16/98
                             -------

Lessor: BANC ONE LEASING CORPORATION

Lessee: CERPROBE CORPORATION
        --------------------

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. FINANCING. Lessor finances for Lessee, and Lessee finances with Lessor, all of the property ("Equipment") described in Schedule A-1 attached hereto (and Lessee represents that all Equipment is new unless specifically identified as used):

3. AMOUNT FINANCED:
                                 Equipment Cost:               $999,101.05
                              Set-Up/Filing Fee:                   $375.00
                                  Miscellaneous:
                                      Sales Tax:                     $0.00

                                          Total:               $999,476.05
                                                               -----------

4. FINANCING TERM. The Base Term of this Schedule shall be 60 months and the Base Term shall commence on ACCEPTANCE DATE ("Commencement Date"). The total Lease Term consists of the Interim Term plus the Base Term. The Interim Term begins on the date that Lessor accepts this Schedule as stated below Lessor's signature ("Acceptance Date") and continues up to the Commencement Date.

5. INSTALLMENT PAYMENTS/FEES. As financing for the Equipment, Lessee shall pay to Lessor all amounts stated below on the due dates stated below. There shall be added to each installment payment all applicable Taxes as in effect from time to time.

(a) For the Interim Term, Lessee shall pay to Lessor on the Commencement Date an amount equal to one-thirtieth (1/30th) of the Installment Payment multiplied by the number of days in the Interim Term. "Installment Payment" means the total of all installment payments due and payable during the Base Term divided by the number of months in the Base Term.

(b) During the Base Term, Lessee shall pay to Lessor installment payments in the amounts and according to the timing set forth below, provided however, that notwithstanding the following, the final installment payment due hereunder shall be equal to the remaining principal balance hereunder together with all accrued interest and fees.

          (1) Amount of each installment payment during the Base Term (including principal and interest):

                                      60 MON             $20,390.06

          (2) Frequency of installment payments during the Base Term:  MONTHLY


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          (3) Timing of installment payments during the Base Term:  ARREARS
                                                                    -------
(c) Lessee shall pay Lessor a Set-Up/Filing Fee as follows:

     (1) $0.00 shall be paid on the Acceptance Date, or
     (2) $375.00 has been included in the above Amount Financed of the Equipment.

(d) Security Deposit: $0.00. On the Acceptance Date, Lessee shall pay Lessor said Security Deposit which shall be held in accordance with paragraph 6 below.

6. SECURITY INTEREST. This Schedule is intended to be a secured debt financing transaction, NOT a true lease. See Paragraph 7 below regarding Lessee's ownership of the Equipment. As collateral security for payment and performance of all Secured Obligations (defined in Paragraph 8 below) and to induce Lessor to extend credit from time to time to Lessee (under the Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, any sums specified in this Schedule as a "Security Deposit", and in all Proceeds (defined in Paragraph 8 below). At its option, Lessor may apply all or any part of any Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

7. TITLE TO EQUIPMENT; FIRST PRIORITY LIEN. Lessee represents, warrants and agrees: that Lessee currently is the lawful owner of the Equipment; that good and marketable title to the Equipment shall remain with Lessee at all times; that Lessee has granted to Lessor a first priority security interest in the Equipment and all Proceeds; and that the Equipment and all Proceeds are, and at all times shall be, free and clear of any Liens other than Lessor's security interest therein. Lessee at its sole expense will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever.

8. CERTAIN DEFINITIONS. "Secured Obligations" means (a) all payments and other obligations of Lessee under or in connection with this Schedule, and (b) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (c) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANK ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

9. AMENDMENTS TO MASTER LEASE. FOR PURPOSES OF THIS SCHEDULE ONLY, Lessee and Lessor agree to amend the Master Lease as follows: (a) public liability or property insurance as described in the second sentence of Section 8 will not be required; (b) the definition of "Stipulated Loss Value" in clause (b) of
Section 9 is deleted and replaced by Paragraph 10 below; (c) the text of
Section 10 is deleted in its entirety; (d) Subsections 23(a) and 23(c) are deleted; (e) subsection 23(b) and the last sentence of section 4 will apply only if an event of default occurs, and (f) all references in the Lease as it relates to this Schedule to "Lessee" and "Lessor" shall be changed to "Borrower" and "Lender" respectively.

10. STIPULATED LOSS VALUE. FOR PURPOSES OF THIS SCHEDULE ONLY, the "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the aggregate of the following as of the date specified by Lessor: (a) all accrued and unpaid interest, late charges and other amounts due under this Schedule and the Master Lease to the extent it relates to this Schedule as of such specified date, plus (b) the remaining principal balance due and payable by Lessee under this Schedule as of such specified date, plus (c) interest on the amount described in the foregoing clauses (a) and (b) at the Overdue Rate commencing with the specified date; provided, that the foregoing calculation shall not exceed.

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the maximum amount which may be collected by Lessor from Lessee under applicable law in connection with enforcement of Lessor's rights under this Schedule and the Master Lease to the extent it relates to this Schedule.

11. LESSEE TO PAY ALL TAXES. FOR PURPOSES OF THIS SCHEDULE AND ITS EQUIPMENT
ONLY: Lessee shall pay any and all Taxes relating to this Schedule and its Equipment directly to the applicable taxing authority; Lessee shall prepare and file all reports or returns concerning any such Taxes as may be required by applicable law or regulation (provided, that Lessor shall not be identified as the owner of the Equipment in such reports or returns); and Lessee shall, upon Lessor's request, send Lessor evidence of payment of such Taxes and copies of any such reports or returns.


12. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally; (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

13. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate/partnership/proprietorship action; and
(c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

14. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless; (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

15. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor and any designee of Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

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16. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.


LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NOT ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

BANC ONE LEASING CORPORATION            CERPROBE CORPORATION
----------------------------            --------------------
(Lessor)                                (Lessee)


By: /s/ Mary Huebach                    By: /s/ Randal L. Buness
    -----------------------------           -----------------------------

Title: Funding Authority                Title: Sr. Vice President Chief
       --------------------------              Financial Officer, Secretary
                                               Treasurer
                                               --------------------------

Acceptance Date: 11/17/99               Witness: Laura M. Back
                 ----------------                ------------------------








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                          BANC ONE LEASING CORPORATION

                    SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY                         DESCRIPTION                              PAGE 1
================================================================================

                           TOTAL AMOUNT: $999,101.05

                           LOCATION:
                           1150 NORTH FIESTA BLVD.
                           GILBERT, AZ 85233
                           MARICOPA COUNTY

ALL PROPERTY DESCRIBED IN THE INVOICES IDENTIFIED BELOW, WHICH PROPERTY MAY BE GENERALLY DESCRIBED AS OFFICE EQUIPMENT/MANUFACTURING EQUIPMENT.

VENDOR NAME              INVOICE                  INVOICE
                         NUMBER                   AMOUNT
-------------------------------------------------------------
Claricom                 021099                  $ 56,006.02
Atotech                  9003383                 $ 28,911.75
Atotech                  9003668                 $    809.00
Creative Precision       1001                    $ 28,357.00
Creative Precision       807                     $ 42,346.00
Creative Precision       942                     $ 47,998.45
HydroMatix               364                     $ 85,308.00
AMG                      99024                   $ 94,614.33
Lumonics                 59349                   $ 25,924.50
Lumonics                 60127                   $  8,980.00
Lumonics                 59745                   $ 51,849.00
HBS                      36475                   $161,067.80
HBS                      36028                   $ 52,731.00
HBS                      3666                    $314,198.20

TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000100084 and constitutes a true and accurate description of the equipment.

Lessee:

CERPROBE CORPORATION
---------------------------------------

By: Randal L. Buness
---------------------------------------

Date: November 15, 1999
---------------------------------------
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[BANK ONE LOGO]

                       LESSEE'S SECRETARY CERTIFICATE OF

                    CERPROBE CORPORATION (the "Corporation")

     The undersigned, who is duly elected and acting Secretary or Assistant Secretary of the Corporation, hereby certifies that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in conformity with its charter, articles of incorporation and by-laws [SELECT ONE]

   X           at a meeting of said Board duly called and held November 30,
--------       1998 at which a quorum was present and acting



                                      -or-


               by unanimous written action of said Board as allowed by statute,
--------       effective _____________, 19__


and that such resolutions have not been amended or altered and are in full force and effect on the date hereof.


     "RESOLVED, that any officer of this Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation from time to time
(i) to enter into one or more lease agreements, loan and security agreements or conditional sale agreements ("Agreements") with Banc One Leasing Corporation (the "Company") as lessor, secured party or seller, as the case may be, concerning property to be leased, pledged as collateral, or sold to this Corporation in such amounts and on such terms and conditions as such officer deems appropriate; (ii) to mortgage, pledge, assign, and/or grant a security interest in any of this Corporation's property, (iii) to supplement or amend any such Agreements, and (iv) to execute and deliver such other documents (including, without limitation, leases or promissory notes) and to do and perform all other acts as such officer deems necessary, convenient or proper to carry out the foregoing; and

     FURTHER RESOLVED, that all that any officer shall have done or may do in connection with the Agreements or the transactions described above is hereby ratified and approved; and

FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by the Company."

     The undersigned further certifies that the following are names and specimen signatures of officers of the Corporation authorized by the above resolutions, each of whom has been duly elected to hold and currently holds the office of the Corporation set forth opposite his or her name:

     Name                          Title                              Signature
(Please Print or Type)
C. Zane Close                 President                          /s/ C. Zane Close
----------------------                                           ----------------------

Randal L. Buness              Sr. Vice President                 /s/ Randal L. Buness
----------------------                                           ----------------------

                              Secretary
----------------------                                           ----------------------


----------------------        ---------------------              ----------------------

IN WITNESS WHEREOF, I have hereto set my hand and affixed the seal of the Corporation this 15th day of November,1999.


                                                /s/ Roseann L. Tavarozzi
                                                --------------------------------
                                                Assistant Secretary
                                                Print Name: Roseann L. Tavarozzi
                                                            --------------------


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